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                                                                   Exhibit 10.29

                                 LKQ CORPORATION
                           EMPLOYEES' RETIREMENT PLAN
                        NON-DISCRETIONARY TRUST AGREEMENT

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                                TABLE OF CONTENTS

ARTICLE                                                                               PAGE
-------                                                                               ----
    I      Name                                                                          1
           Parties                                                                       1

   II      Fiduciary Responsibility                                                      2

  III      The Trust Fund and Its Administration                                         2
                          The Trust Fund                                                 2
                          Certificate of Authority                                       3
                          Investment Powers                                              3
                          General Powers                                                 3
                          Investment Managers                                            6
                          Compensation and Expenses                                      7
                          Common Fund                                                    7
                          Trust Accounting                                               7
                          Limit of Trustee's Responsibility                              8

   IV      Investment Funds                                                              8
                          Investment Funds                                               8
                          Trustee's Investment of Amounts Credited
                           to Individually Directed Investment Accounts                  8

    V      General Provisions                                                           10
                          Action by Company                                             10
                          Warranty                                                      10
                          Disagreement as to Acts                                       10
                          Courts                                                        10
                          Evidence                                                      10
                          Third Parties                                                 10
                          No Reversion to Company                                       11
                          Interests Not Transferable                                    11
                          Indemnification                                               12
                          Litigation by Participants                                    12
                          Liabilities Mutually Exclusive                                13
                          Waiver of Notice                                              13
                          Counterparts                                                  13
                          Controlling Law                                               13
                          Gender and Number                                             13
                          Successors                                                    13
                          Severability                                                  13
                          Statutory References                                          14

                                       (i)
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
ARTICLE                                                                               PAGE
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
   VI      Changes in Trustee                                                           14
                          Resignation or Removal of Trustee                             14
                          Appointment of Successor Trustee                              14
                          Duties of Resigning or Removed Trustee
                          and of Successor Trustee                                      14

  VII      Amendment and Termination                                                    15
                          Amendment                                                     15
                          Termination                                                   15

 VIII      Incorporation of Collective Investment Trusts                                15

                                      (ii)
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                   LKQ CORPORATION EMPLOYEES' RETIREMENT PLAN
                        NON-DISCRETIONARY TRUST AGREEMENT

          THIS AGREEMENT, made this 1st day of August,1999, by and between LKQ Corporation, an Illinois corporation (the "Company"), and THE CHICAGO TRUST COMPANY located at Chicago, Illinois, (the "Trustee"),

                                WITNESSETH THAT:

          WHEREAS, the Company has established the LKQ Corporation Employees' Retirement Plan (the "Plan") effective August 1, 1999, a copy of which Plan, as amended from time to time, will be identified by the Secretary of the Company and filed with the Trustee; and

          WHEREAS, this agreement is intended to implement the Plan and form a part of it:

          NOW THEREFORE, IT IS AGREED, that this agreement, on and after the day and year first above written, shall constitute the sole Trust Agreement between the Company and the Trustee in connection with the Plan.

                                    ARTICLE I

                                      NAME

          This agreement and the Trust hereby evidenced may be referred to as LKQ Corporation Employees' Retirement Plan Trust ("Trust").

                                     PARTIES

          The Plan is sponsored by the Company. Upon written approval by Board Resolution, the Company may allow another affiliated employer or member of the Company's controlled group to adopt the Plan and as a result become a party to this Trust Agreement (a "Participating Employer"), without the execution of this separate Trust, the terms of which are hereby incorporated by reference in the Plan as adopted by the Company and any Participating Employer. The Company, as original signatory to this Trust, shall continue to act as Named Fiduciary hereunder and in providing all directions, instructions or other notices to the Trustee, on behalf of itself and all Participating Employers that may adopt the Plan

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and this Trust Agreement.

                                   ARTICLE II

                            FIDUCIARY RESPONSIBILITY

          The Company, as Named Fiduciary, the Trustee, any Investment Manager appointed pursuant to paragraph III-5, and any other fiduciaries with respect to the Plan or Trust shall discharge their duties thereunder solely in the interest of Participants and beneficiaries, for the exclusive purpose of providing their benefits and defraying reasonable expenses of Plan and Trust administration, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                                   ARTICLE III

                      THE TRUST FUND AND ITS ADMINISTRATION

          III-1. THE TRUST FUND. The Trust Fund as at any date means all property then held by the Trustee under this agreement ("Trust Fund").

          III-2. CERTIFICATE OF AUTHORITY. The Company is the Plan Administrator and the Named Fiduciary under the plan. Benefits payable under the Plan are distributed by the Trustee as directed by the Company. The Secretary of the Company will certify to the Trustee from time to time the person or persons authorized to act for the Company in its capacity as Named Fiduciary, or otherwise under the Plan (the "Company Representatives"). The Trustee may rely on the latest certificate received without further inquiry or verification. The Trustee shall be responsible for the property received by it as Trustee, but shall not be responsible for the administration of the Plan or for those assets of the Plan which have not been delivered to and accepted by the Trustee. The Trustee shall not have the duty or obligation to determine the adequacy of the Trust Fund or whether contributions received by it comply with the provisions of the Plan or with any resolution of the Board of Directors or to enforce the collection from the Company of any contribution to the Trust. The Trustee shall be fully protected in

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acting upon any instrument, certificate, paper or electronic data transmission believed by it to be genuine and either signed or presented by the proper person or persons, or by authorized electronic data transmission. Further, the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing or electronic data transmission, but may accept the same as conclusive evidence of the truth and accuracy of the statement therein contained.

          III-3. INVESTMENT POWERS. The Trustee shall have no discretion with respect to the investment of Plan assets but shall be limited to implementing the directions provided by the Company, any Investment Manager described in
Section III-5 or, subject to Section IV-2, a Participant. The Trustee shall have no responsibility for the selection of Investment Funds or for the investment of Investment Accounts under the Plan and shall not render investment advice to any person in connection with the selection of such options. The Company, as Named Fiduciary , shall be responsible for the investment of the entire Trust Fund, except for any portion of the Trust Fund assigned to an Investment Manager as provided in Section III-5.

          III-4. GENERAL POWERS. Subject to Section III-3 and the other provisions of this agreement, the Trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this agreement, the Plan or by law but only to the extent such powers, rights and duties are consistent with the guidelines, investment objectives and restrictions of the Investment Funds and Investment Accounts:

          (a) To invest and reinvest part or all of the balance of the trust fund in stocks, bonds, notes, mortgages, mutual fund shares (including but not limited to those offered by the Trustee or an affiliate) or other property of any kind, real or personal, including, at the approval of the Company, units of collective investment trusts (including but not limited to those offered by the Trustee or an affiliate) and one or more group annuity, deposit administration or separate account contracts issued by a legal reserve life insurance company; To the extent assets are invested in a collective investment trust, the declaration of trust creating such collective investment trust are hereby incorporated by reference.

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          (b)     To acquire upon the direction of the Company and become the policyholder under group annuity contracts issued by a legal reserve life insurance company; and to manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term (although commencing in the future or extending beyond the term of this Trust) and otherwise deal with all property, real or personal, in such way, for such considerations, and on such terms and conditions as the Trustee is empowered.

          (c) To retain in cash such amounts as the Trustee considers advisable and as are permitted by applicable law; to deposit cash in any depository without liability for interest and, without limiting the generality of the foregoing, to invest cash in savings accounts or time certificates of deposit bearing a reasonable rate of interest.

          (d) To make any payment or distribution from the Trust Fund as directed by the Company without inquiring as to whether a payee or distributee is entitled thereto or as to whether it is proper, and the Trustee shall not be liable for a payment or distribution that is not proper under the terms of the Plan or this agreement; to notify the Company as appropriate if a payment or distribution is returned to the Trustee, upon which return the Trustee shall have no obligation to search for or ascertain the whereabouts of a payee or distributee.

          (e) To the extent permitted by law, to borrow from anyone, with the Company's approval, such sum or sums from time to time as the Trustee considers desirable to carry out this Trust, and to mortgage or pledge all or part of the Trust Fund as security.

          (f) To retain any funds or property subject to any dispute without liability for interest and to decline to make payment or delivery thereof until final adjudication by a court of competent jurisdiction or until an appropriate release is obtained.

          (g) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan or this Trust, except that, unless otherwise required by law, the Trustee shall not be obliged or required to do so unless indemnified to the Trustee's satisfaction.

          (h) To compromise, contest, arbitrate or abandon claims or demands.

          (i) To give proxies to vote stocks and other voting securities, to join in or oppose (alone or jointly with others) voting trusts, mergers, consolidations, foreclosures, reorganizations, liquidations, or other changes in the financial structure of any corporation, and to exercise or sell stock subscription or conversion rights.

          (j) To hold securities or other property in the name of a nominee, in a depository, or in any other way, with or without disclosing the trust

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                  relationship; provided however, that except as authorized by regulations issued by the Secretary of Labor, the indicia of ownership of the assets of the Trust Fund shall not be maintained outside the jurisdiction of the district courts of the United States.

          (k) To report to the Company annually on or after the close of the Plan Year, or as soon thereafter as practicable, or at such other times as the Company may request, the then net worth of the Trust Fund (that is, the fair market value of all assets comprising the Trust Fund, less liabilities, if any, other than liabilities to persons entitled to benefits under the
                  Plan) determined on the basis of such evidence, data or information as the Trustee considers pertinent and reliable and subject to the provisions of paragraph III-7 below.

          (l) To furnish to the Company an annual account or an account for such other period as the Company may specify or as may be required under this agreement or the Plan, showing all investments, receipts, disbursements, and other transactions involving the Trust during the accounting period, and also showing the assets of the Trust Fund held at the end of the period, which, to the extent permitted by law, shall be conclusive on all persons, including the Company, except as to any act or transaction as to which the Company files with the Trustee written exceptions or objections within one hundred eighty days after receipt of the account.

          (m) To pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit payable under the Plan out of such benefit after giving the Company notice as far in advance as practicable; to defer making payment of any such tax, charge or assessment if it is indemnified to its satisfaction in the premises; and to require before making any payment such release or other document from any lawful taxing authority and such indemnity from the intended payee as the Trustee considers necessary for its protection.

          (n) To maintain records and accounts reflecting all receipts and disbursements under this agreement and such other records and accounts as the Company may specify, all of which shall be open to the inspection of the Company at all reasonable times, and may be audited from time to time by anyone named by the Company.

          (o) To employ agents, attorneys, accountants or other persons (who also may be employed by the Company) and to delegate to them such powers as the Trustee considers desirable (except that the Trustee may not delegate its ERISA responsibilities as to the management or control of the assets of the Trust Fund to the extent such responsibilities are specified in this Trust Agreement), provided that such delegation, and the acceptance thereof, by such agents, attorneys, accountants or to other persons, shall be in writing; and, to the extent permitted by law, the Trustee shall be protected in acting or refraining from acting on the advice of persons so employed without court action.

          (p) To appoint a bank, trust company, or broker or dealer registered under the

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                  Securities Exchange Act of 1934 to act as custodian with
                  respect to any portion of the Trust Fund; and a custodian so appointed shall have custody of such assets as are deposited with it and as custodian such rights, powers and duties with respect thereto as shall be agreed upon from time to time by the Trustee and such custodian.

          (q) To furnish the Company with such information in the Trustee's possession as the Company may need for tax or other purposes.

          (r) At the direction of the Company, to receive, hold and invest any funds or other property transferred to the Trustee from:

                  (i) any other trust forming a part of a plan intended to meet the requirements of Section 401(a) of the Internal Revenue Code;

                  (ii) an employee of the Company if such funds or property qualify as an eligible rollover distribution described in Section 402(c)(4) of the Internal Revenue Code; or

                  (iii) an individual retirement account or individual retirement annuity maintained by an employee of the Company, if such funds or property qualify as a rollover contribution described in Section 408(d)(3) of the Internal Revenue Code;

                  and to allocate, credit and distribute any such funds and other property so transferred in accordance with the terms of the Plan.

          (s) To transfer all or any portion of the Trust Fund to another trust or trusts forming a part of a plan or plans that are intended to meet the requirements of Section 401(a) of the Internal Revenue Code, as directed by the Company.

          (t) To perform any and all other acts which in the Trustee's judgment are appropriate for the proper management, investment and distribution of the Trust Fund.

          III-5. INVESTMENT MANAGERS. The Company may appoint one or more Investment Managers to manage the investment of any part of the assets of the Trust Fund. An Investment Manager so appointed pursuant to this paragraph shall be either a registered investment adviser under the Investment Advisers Act of 1940, a bank, as defined in said Act, or an insurance company qualified to manage, acquire and dispose of the assets of the Plan under the laws of more than one state of the United States. Except as otherwise provided by law, the Trustee shall have no obligation for investment of any assets of the Trust Fund which are subject to management by an Investment Manager. Appointment of

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an Investment Manager shall be made by written notice to the Investment Manager and the Trustee, which notice shall specify those powers, rights and duties of the Trustee under this agreement that are allocated to the Investment Manager and that portion of the assets of the Trust Fund subject to such appointment. Any such Investment Manager shall acknowledge to the Company in writing that it accepts such appointment and that it is a fiduciary with respect to the Plan and Trust. An Investment Manager may resign at any time upon advance written notice to the Trustee and the Company. The Company may remove an Investment Manager at any time by advance written notice to the Investment Manager and the Trustee.

          III-6. COMPENSATION AND EXPENSES. Except as otherwise provided in this agreement, all reasonable costs, charges, and expenses incurred in the administration of this Trust and the Plan, including compensation to the Trustee (as agreed upon between the Company and the Trustee), compensation to an Investment Manager (as agreed upon between the Company and the Investment Manager), and any compensation to agents, attorneys, accountants and other persons employed by the Trustee, will be paid from the Trust Fund to the extent not paid by the Company. Expenses incurred in connection with the sale, investment and reinvestment of the Trust Fund (such as brokerage, postage, express and insurance charges and transfer taxes) shall be paid from the Trust Fund.

          III-7. COMMON FUND. The Trustee shall not be required to make any separate investment of the Trust Fund for the account of the Plan as applied to multiple employers and may administer and invest all contributions made under the Plan as one Trust Fund. If, for any purpose, it becomes necessary to determine as of any date the portion of the Trust Fund allocable to all or any group of Participants employed by any separate employer, the Company shall specify such date as a special accounting date and, after all adjustments required as of the date have been made, such portion of the Trust Fund shall be an amount equal to the aggregate of the account balances of such Participants. Any such determination by the Company shall be binding upon all of the employers, Participants and all other persons. The Trustee will have no duty or responsibility to question any determination or direction by the Company

                                        7
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under this paragraph III-7.

          III-8. TRUST ACCOUNTING. For purposes of determining the value of assets in the Trust, the Trustee shall value such assets in accordance with the Trustee's procedures for determining fair market value as of any date for which such valuation or accounting is required and in accordance with the procedures for valuation of any interests in any collective investment trust described in
Article VIII.

          III-9. LIMIT OF TRUSTEE'S RESPONSIBILITY. No power, duty or responsibility is imposed upon the Trustee under the Plan, except as set forth in this agreement. Until they determine or are advised to the contrary, the Trustee and any Investment Manager (appointed as provided in paragraph III-5) may assume that this Plan is qualified under Section 401(a), and that the Trust is entitled to tax exemption under Section 501(a), of the Internal Revenue Code.

                                   ARTICLE IV

                    INVESTMENT FUNDS AND INVESTMENT ACCOUNTS

          IV-1.   INVESTMENT FUNDS. The Company hereby authorizes at its
direction the establishment of separate alternatives for the investment of Plan assets under the Plan ("Investment Funds"). To implement the same, the Company shall so direct the Trustee to constitute the Trust Fund in such Investment Funds to be offered under the Plan. The Company shall establish corresponding written guidelines and objectives for each Investment Fund under the Plan, which it shall communicate to the Trustee. Except as otherwise directed by an Investment Manager appointed by the Company, the Trustee shall invest contributions and account balances among the Investment Funds in the proportions specified by the Company or as directed by Participants under Section IV-2 and in accordance with the provisions of the Plan. The Trustee shall have no duty to verify such directions and shall have no responsibility or liability for any loss to any Participant or beneficiary which results from following such directions.

          IV-2.   TRUSTEE'S INVESTMENT OF AMOUNTS CREDITED TO INDIVIDUALLY
DIRECTED INVESTMENT ACCOUNTS. If the Company has provided for Participants to individually direct the investment of contributions and/or account balances ("Investment Accounts") in one or more of the Investment Funds

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described in paragraph IV-1, the Trustee shall, upon receipt of Participant directions made in accordance with the Plan documents, invest and reinvest amounts credited to such Participant's Investment Account as follows:

          (a) Except as otherwise provided below, the Trustee shall make investments in such Investment Funds including applicable contributions, withdrawals, transfers or liquidations only as the Company, as a "Named Fiduciary", as described in ERISA, or an Investment Manager directs in writing and the Trustee shall be under no obligation to inquire as to the propriety of such direction or as to the amount to be invested in each such Investment Account on behalf of such Participant.

          (b) In the event that the Trustee shall be directed by a Participant, the Trustee shall have no liability with respect to the investment of such assets, but shall be responsible only to execute such investment instructions as so directed.

          (c) The Trustee shall be entitled to rely fully on the instructions of a Participant made by voice recognition or other electronic means of transmission as if the same were provided in writing by the Company, and shall not be liable for any loss or other liability, resulting from such direction (or lack of direction) of the investment of any part of the Plan assets.

          (d) The Trustee may delegate the duty to execute such Participant instructions to any fiduciary or nonfiduciary agent.

          (e) The Trustee may refuse to comply with any direction from a Participant in the event the Trustee, in its sole and absolute discretion, deems such directions improper by virtue of applicable law. The Trustee shall not be responsible or liable for any loss or expense which may result from the Trustee's refusal or failure to comply with any directions from the Participant. A Participant shall not direct the Trustee to enter into any prohibited transaction (as defined in Code
                  Section 4975).

          (f) Any costs and expenses related to compliance with the Participant's directions may be borne by the Participant's Investment Accounts, to the extent permitted by the Plan.

          (g) The Trustee shall have the power to invest any portion of the assets in a Participant's Investment Account which is held in cash or cash equivalents in short term, fixed income investment pending receipt of instructions from the Company regarding the investment of a Participant's accounts. While an Investment Fund transfer is pending, a Participant will not share in any gains or losses in the fund to which such amount is transferred until the trade into such fund is settled by the Trustee.

          (h) The Company shall indemnify and hold the Trustee harmless for any losses suffered as a result of investments and reinvestments made by the Trustee in reliance upon any investment direction given by such Participant under the

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                  Plan.

          (i) Notwithstanding paragraph III-6, all expenses incurred in connection with the sale, investment and reinvestment of assets in an Investment Fund (such as brokerage, postage, express and insurance charges and transfer taxes) may be charged by the Trustee to the appropriate Investment Fund, to the extent not paid by the Company or the Plan.

          (j) The Trustee makes no warranty that the Plan complies with ERISA Section 404(c). Should the Company intend to comply with the mitigation of liability provisions of ERISA 404(c), the Company, as Plan Administrator, shall be responsible for developing and implementing such procedures, providing such information, and observing such other conditions as may be necessary or appropriate to comply therewith.

          (k) Except to the extent otherwise required by law, the Trustee shall not be liable or responsible for any loss resulting to an Investment Fund or Investment Account by reason of any investment or reinvestment made by the Trustee at the direction of the Participant or the Company, and the Trustee is relieved of any duty to review from time to time such amounts or property held in any Investment Fund or Investment Account.

                                    ARTICLE V

                               GENERAL PROVISIONS

          V-1.    ACTION BY COMPANY. Any action required or permitted to be
taken by the Company under the Trust shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

          V-2.    WARRANTY. The Company warrants that all directions or
authorizations by the Company representatives, whether for the payment of money or otherwise, will comply with the Plan and this Trust.

          V-3.    DISAGREEMENT AS TO ACTS. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in any accounting, the Trustee shall have the right to a settlement of its account by any proper court.

          V-4.    COURTS. Except as otherwise provided by law, in case of any court proceedings involving a Participating Employer, the Trustee or the Trust Fund, only the Employer concerned and the

                                       10
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Trustee shall be necessary parties to the proceedings, and no other person shall be entitled to notice of process. A final judgment entered in any such proceedings shall be conclusive.

          V-5.    EVIDENCE. Evidence required of anyone under this agreement may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

          V-6.    THIRD PARTIES. Except as otherwise provided by law, the
Trustee's exercise or non-exercise of its powers and discretions in good faith shall be conclusive on all persons. No one shall be obliged to see to the application of any money paid or property delivered to the Trustee, except to the extent such person is acting as an Investment Manager as respects such money or property. The certificate of the Trustee that it is acting according to this agreement will fully protect all persons dealing with the Trustee. An insurance company may assume that this agreement and the Plan have not been amended or changed unless notice of such amendment or change is received by the insurance company at its home office.

          V-7.    NO REVERSION TO COMPANY. The Company shall have no right,
title or interest in the Trust Fund, nor shall any part of the Trust Fund revert or be repaid to the Company, directly or indirectly, unless:

          (a) the Internal Revenue Service initially determines that the Plan, as applied to the Company or any Participating Employer, does not meet the requirements of Section 401(a) of the Internal Revenue Code, in which event the contributions made to the Plan by the Company shall be returned to it;

          (b) a contribution is made by the Company or any Participating Employer by mistake of fact and such contribution is returned to the employer within one year after payment to the Trustee; or

          (c) a contribution conditioned on the deductibility thereof is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the Company or any Participating Employer within one year after the disallowance of the deduction.

The amount of any contribution that may be returned pursuant to subparagraph (b) or (c) above must be reduced by any portion thereof previously distributed from the Trust Fund and by any losses of the Trust

                                       11
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Fund allocable thereto, and in no event may the return of such contribution cause any Participant's account balances to be less than the amount of such balances had the contribution not been made under the Plan.

          V-8.    INTERESTS NOT TRANSFERABLE. The interests of persons entitled to benefits under the Plan are not subject to their debts or other obligations and, except as may be required by the tax withholding provisions of the Internal Revenue Code or any state's income tax act or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code, may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.

          V-9.    INDEMNIFICATION. To the extent permitted by law, the Trustee shall not be liable for any act done or omitted to be done in good faith. The Trustee shall be indemnified and saved harmless by the Company and any Participating Employer (to the extent not indemnified or saved harmless under any liability insurance or other indemnification arrangement with respect to the Plan or this Trust) from and against any and all liability or claim of liability to which they may be subjected by reason of any act done or omitted to be done in good faith in connection with the administration of this Trust or the investment of the Trust Fund, or good faith compliance with any directions given in accordance with the provisions of the Plan or this Trust by an Investment Manager, the Company, or any person duly authorized by the Company, a Participant, or by reason of its failure to take any action with respect to any assets of the Trust Fund which are subject to investment direction from the Company, an Investment Manager, or a Participant, in the absence of proper directions from same, including without limitation all expenses reasonably incurred in its defense if the Company fails to provide such defense through mutually acceptable counsel after having been requested to do so in writing. The Trustee will not be liable or responsible for delays or errors by acts of God or by reason of circumstances beyond its control, including without limitation acts of civil or military authority, national emergencies, labor difficulties, mechanical breakdown, insurrection, war, riots, or failure or unavailability of transportation, communication or power supply, fire, flood or other catastrophe,

                                       12
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extreme market volatility or trading volumes, to the extent permitted by applicable law.

          V-10.   LITIGATION BY PARTICIPANTS. If a legal action begun against the Trustee, the Company or any Participating Employer by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a Participant's or other person's benefits, the cost to the Trustee, the Company or any Participating Employer of defending the action will be charged to the extent permitted by law to the sums, if any, which were involved in the action or were payable to the person concerned.

          V-11.   LIABILITIES MUTUALLY EXCLUSIVE. To the extent permitted by law, the Trustee, an Investment Manager and the Company shall be responsible only for its own acts or omissions and the Trustee shall not be required to collect any contribution from the Company or any Participating Employer or any other person or to verify that it is in the proper amount. No insurance company shall be a party to this agreement for any purpose or be responsible for the validity of this agreement, it being intended that an insurance company shall be liable only for the obligations set forth in the contracts issued by it.

          V-12.   WAIVER OF NOTICE. Any notice required under this agreement may be waived by the person entitled to such notice.

          V-13.   COUNTERPARTS. This agreement may be executed in two or more counterparts, any one of which will be an original without reference to the others.

          V-14.   CONTROLLING LAW. Except to the extent superseded by laws of the United States, the laws of Illinois shall be controlling in all matters relating to this agreement.

          V-15.   GENDER AND NUMBER. Where the context admits, words in the
masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.

          V-16.   SUCCESSORS. This agreement shall be binding on all persons entitled to benefits under the Plan and their respective heirs and legal representatives, on the Company and their successors

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and assigns and on the Trustee and its successors. The term Company as used in the Plan and this agreement includes any entity that continues the Plan and this Trust in effect, as provided in the Plan; and, if the employer concerned is the Company, the term "Company" also shall include such entity.

          V-17.   SEVERABILITY. If any provision of the Plan or this agreement is held to be illegal or invalid, such illegality or invalidity shall not affect the remaining provisions of the Plan and this agreement, and they shall be construed and enforced as if such illegal or invalid provision had never been inserted therein.

          V-18.   STATUTORY REFERENCES. Any references in the Plan or this
agreement to a Section of the Internal Revenue Code of 1986 (the "Code") or the Employee Retirement Income Security Act of 1974 ("ERISA") shall include any comparable section or sections of any future legislation which amends, supplements or supersedes said Section.

                                   ARTICLE VI

                               CHANGES IN TRUSTEE

          VI-1.   RESIGNATION OR REMOVAL OF TRUSTEE. The Trustee may resign at any time by giving thirty (30) days' advance written notice to the Company, which advance notice may be waived by the Company upon the appointment of a Successor Trustee. The Company may remove a Trustee by advance written notice to the Trustee.

          VI-2.   APPOINTMENT OF SUCCESSOR TRUSTEE. The Company shall fill any vacancy in the office of Trustee as soon as practicable and shall give prompt written notice thereof to the person or corporation appointed to fill the vacancy who should indicate its acceptance in writing.

          VI-3.   DUTIES OF RESIGNING OR REMOVED TRUSTEE AND OF SUCCESSOR
TRUSTEE. A Trustee that resigns or is removed shall furnish promptly to the employers and the Successor Trustee an account of its administration of the Trust from the date of its last account. The Trustee, upon the rendering of such account, shall, on the earlier of its acceptance by the Successor Trustee or on the expiration of sixty (60) days from the accounting, be fully discharged as to all liability with respect to its duties thereunder.

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With the approval of the Company, a Successor Trustee may accept the account furnished and the property delivered by a predecessor Trustee without incurring any liability for so doing. Each Successor Trustee shall succeed to the title to the Trust Fund vested in its predecessor without the signing or filing of any instrument, but each predecessor Trustee shall execute all documents and do all acts necessary to vest such title of record in the successor Trustee. Each Successor Trustee shall have all the powers conferred by this agreement as if originally named Trustee. No Successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee.

                                       15
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                                   ARTICLE VII

                            AMENDMENT AND TERMINATION

          VII-1. AMENDMENT. This Trust may be amended from time to time by the Company, except as follows:

          (a) The duties and liabilities of the Trustee cannot be changed without its consent.

          (b) Except as provided in paragraph V-7, under no condition shall an amendment result in the return or repayment to an employer of any part of the Trust Fund or the income from it or result in the distribution of the Trust Fund for the benefit of anyone other than persons entitled to benefits under the Plan.

          VII-2. TERMINATION. If the Plan is terminated, this Trust, including all rights, titles, powers, duties, discretions and immunities imposed on or reserved to the Trustee and the Company nevertheless shall continue in effect until all assets have been distributed by the Trustee as directed by the Company under the Plan.

                                  ARTICLE VIII

                  INCORPORATION OF COLLECTIVE INVESTMENT TRUSTS

          VIII-1. The Declaration of Trust, executed by Chicago Title and Trust Company on January 17, 1968, establishing "Chicago Title and Trust Company Investment Trust for the Employee Benefit Plans," as it may be amended from time to time, is hereby adopted as a part of this agreement. The Trustee may, subject to the direction of Investment Managers under paragraph III-4 or as limited pursuant to Article IV hereof, cause any part or all of the assets held hereunder to be commingled with the assets of other trusts by investment as part of any fund established under said Declaration of Trust, and the assets so invested shall be subject to all of the provisions of said Declaration of Trust as it may be amended from time to time.

          VIII-2. The Declaration of Trust executed by Chicago Title and Trust Company on April 24, 1985, establishing "Chicago Title and Trust Company Stated Principal Value Investment Trust for

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

Employee Benefit Plans," as it may be amended from time to time, is hereby adopted as a part of this agreement. The Trustee may, subject to the direction of Investment Managers under paragraph III-4 or as limited pursuant to Article IV hereof, cause any part or all of the assets held hereunder to be commingled with the assets of other trusts by investment as part of any fund established under said Declaration of Trust, and the assets so invested shall be subject to all of the provisions of said Declaration of Trust as it may be amended from time to time. The Declaration of Trust executed by The Chicago Trust Company on June 18, 1996, establishing "The Chicago Trust Company Stable Value Investment Trust for Employee Benefit Plans," as it may be amended from time to time, is hereby adopted as a part of this Trust Agreement. Notwithstanding any other provisions of this Trust Agreement, the Trustee may cause any part or all of the assets held hereunder to be commingled with the assets of other trusts by investment as part of any fund established under said Declaration of Trust, and the assets so invested shall be subject to all of the provisions of said Declaration of Trust as it may be amended from time to time.

                                   *   *   *

          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed and their respective corporate seals affixed and attested by their respective officers, the day and year first above written; the Trustee hereby evidencing its acceptance of the Trust, and its agreement to perform the duties given to or required of it by the Trust.


                                         LKQ CORPORATION


                                         By:  /s/ Victor M. Casini
                                            ------------------------------------
                                         Its: Vice President
                                             -----------------------------------
                                                      (Corporate Seal)


ATTEST:

By:  /s/ Daniel J. Hemmer
   --------------------------------------
Its: Assistant Secretary
    -------------------------------------


                                         THE CHICAGO TRUST COMPANY


                                         By:  /s/ Terry Zirkle
                                            ------------------------------------
                                         Its: Senior Vice President
                                             -----------------------------------
                                                      (Corporate Seal)


ATTEST:

By:  /s/ Daniel Jaszi
   --------------------------------------
Its: Assistant Secretary
    -------------------------------------

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